                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 Schedule 13E-3

                        Rule 13e-3 Transaction Statement

                  (Pursuant to Section 13(e) of the Securities
                  Exchange Act of 1934 and Rule 13e-3 (Section
                             240.13e-3) thereunder)

                          Guaranty National Corporation
                              (Name of the Issuer)

                            Orion Capital Corporation
                      (Name of Person(s) Filing Statement)

                     Common Stock, par value $1.00 Per Share
                         (Title of Class of Securities)

                                    401192109
                      (CUSIP Number of Class of Securities)

                            Michael P. Maloney, Esq.
                            Orion Capital Corporation
                               9 Farm Springs Road
                          Farmington, Connecticut 06032
                                 (860) 674-6600
                  (Name, Address and Telephone Number of Person
Authorized to Receive Notices and Communications on Behalf of Person(s) Filing
                                   Statement)

                                    Copy to:

                              John J. McCann, Esq.
                         Donovan Leisure Newton & Irvine
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (212) 632-3000


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                  This statement is filed in connection with (check the
appropriate box):

a. / / The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1]. Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3 (c) [Section 240.13e-3(c)] under the
Securities Exchange Act of 1934. [Amended in Release No. 34-23789 (84,044), effective January 20, 1987, 51 F.R. 42048.]

b. / / The filing of a registration statement under the Securities Act of 1933.

c. /X/ A tender offer.

d. / / None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: / /

Calculation of Filing Fee

             Transaction
              valuation*                         Amount of filing fee**
              ----------                         ----------------------

             $105,587,676                             $21,117.54

* For purposes of calculating the filing fee only. This calculation assumes the purchase of 2,932,991 shares of common stock, par value $1.00 per share, of Guaranty National Corporation at $36.00 net per share in cash.

** The amount of the filing fee, calculated in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, equals 1/50th of one percent of the aggregate cash value offered for such number of shares.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $6,333.84 and $14,783.70

Form or Registration No.:  S-4, File No. 333-36073 and 14D-1

Filing Parties:    Orion Capital Corporation

Date Filed:  September 22, 1997 and November 5, 1997, respectively.


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                  This Rule 13e-3 Transaction Statement (this "Statement")
relates to a tender offer by Orion Capital Corporation, a Delaware corporation ("Orion"), to purchase all outstanding shares of common stock, par value $1.00 per share of Guaranty National Corporation, a Colorado corporation ("Guaranty") (the "Shares"), but not less than 50.01% of such Shares at a price of $36.00 per Share net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 5, 1997 (the "Offer to Purchase") and in the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), copies of which are filed as Exhibits (d)(1) and (d)(2) hereto, respectively, and are incorporated by reference herein in their entirety.

The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location, in the Schedule 14D-1 (the "Schedule 14D-1") filed by Orion with the Securities and Exchange Commission on the date hereof, of the information required to be included in response to the items of this Statement. The information in the Schedule 14D-1 which is attached hereto as Exhibit (g)(3), including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Schedule 14D-1.



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                              CROSS REFERENCE SHEET

   Item in                                             Where located
Schedule 13E-3                                       in Schedule 14D-1
--------------                                       -----------------
Item l(a)......................................            Item l(a)
Item l(b)......................................            Item l(b)
Item l(c)......................................            Item l(c)
Item l(d)......................................                 *
Item l(e)......................................                 *
Item l(f)......................................                 *
Item 2(a)......................................            Item 2(a)
Item 2(b)......................................            Item 2(b)
Item 2(c)......................................            Item 2(c)
Item 2(d)......................................            Item 2(d)
Item 2(e)......................................            Item 2(e)
Item 2(f)......................................            Item 2(f)
Item 2(g)......................................            Item 2(g)
Item 3(a)(1)...................................            Item 3(a)
Item 3(a)(2)...................................            Item 3(b)
Item 3(b)......................................                 *
Item 4.........................................                 *
Item 5.........................................            Item 5
Item 6(a)......................................            Item 4(a)
Item 6(b)......................................                 *
Item 6(c)......................................            Item 4(b)
Item 6(d)......................................            Item 4(c)
Item 7(a)......................................            Item 5
Item 7(b)......................................                 *
Item 7(c)......................................                 *
Item 7(d)......................................                 *
Item 8.........................................                 *
Item 9.........................................                 *
Item 10(a).....................................            Item 6(a)
Item 10(b).....................................            Item 6(b)
Item 11........................................            Item 7
Item 12........................................                 *
Item 13........................................                 *
Item 14(a).....................................            Item 9
Item 14(b).....................................                 *
Item 15(a).....................................                 *
Item 15(b).....................................            Item 8
Item 16........................................            Item 10(f)
Item 17........................................       separately included
                                                           herewith
--------------------

* The Item is not required by Schedule 14D-l, is inapplicable or the answer thereto is in the negative.

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ITEM 1.           Issuer and Class of Security Subject to Transaction.

                  (a) The information set forth in "INTRODUCTION" and "THE OFFER -- Section 7. Certain Information Concerning Guaranty" of the Offer to Purchase is incorporated herein by reference.

                  (b) The information set forth in "INTRODUCTION," "THE OFFER --
Section 1. Terms of the Offer; Expiration Date" and "THE OFFER -- Section 6. Effect of the Offer on the Market for the Shares; Listing on the NYSE; Registration Under the Exchange Act; Margin Regulations" of the Offer to Purchase is incorporated herein by reference.

                  (c) The information set forth in "THE OFFER -- Section 5. Price Range of Shares; Dividends" of the Offer to Purchase is incorporated herein by reference.

                  (d) The information set forth in "THE OFFER -- Section 5. Price Range of Shares; Dividends" and "THE OFFER -- Section 9. Dividends and Distributions" of the Offer to Purchase is incorporated herein by reference.

                  (e) The information set forth in "SPECIAL FACTORS -- Background of the Transactions" of the Offer to Purchase is incorporated herein by reference.

                  (f) The information set forth in "SPECIAL FACTORS -- Background of the Transactions" and "THE OFFER -- Section 5. Price Range of Shares; Dividends" of the Offer to Purchase is incorporated herein by reference.

ITEM 2.           Identity and Background.

                  (a)-(d) and (g) This Statement is being filed by Orion. The information set forth in "INTRODUCTION," "THE OFFER -- Section 8. Certain Information Concerning Orion" and Annex I of the Offer to Purchase is incorporated herein by reference.

                  (e) and (f) During the last five years, neither Orion nor to the best of their knowledge any of the persons listed in Annex I of the Offer to Purchase, (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

ITEM 3.           Past Contacts, Transactions or Negotiations.

                  (a)-(b) The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Background of the Transactions" and "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions; Securities Ownership; Related Transactions" of the Offer to Purchase is incorporated herein by reference.

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ITEM 4.           Terms of the Transaction.

                  (a) The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger," "THE OFFER -- Section 1. Terms of the Offer; Expiration Date," "THE OFFER -- Section
2. Acceptance for Payment and Payment for Shares," "THE OFFER -- Section 3. Procedures for Accepting the Offer and Tendering Shares," "THE OFFER -- Section
4. Withdrawal Rights," "THE OFFER -- Section 9. Dividends and Distributions" and THE OFFER -- Section 10. Certain Conditions of the Offer" of the Offer to Purchase is incorporated herein by reference.

                  (b) The information set forth in "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger" and "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions; Securities Ownership; Related Transactions" of the Offer to Purchase is incorporated herein by reference.

ITEM 5.           Plans or Proposals of the Issuer or Affiliate.

                  (a)-(g) The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Background of the Transactions," "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger," "THE OFFER -- Section 6. Effect of the Offer on the Market for the Shares; Listing on the NYSE; Registration Under the Exchange Act; Margin Regulations" and "THE OFFER--Section 11. Certain Legal Matters" of the Offer to Purchase is incorporated herein by reference.

ITEM 6.           Source and Amounts of Funds or Other Consideration.

                  (a) The information set forth in "SPECIAL FACTORS -- Source and Amount of Funds -- Financing of the Offer" of the Offer to Purchase is incorporated herein by reference.

                  (b) The information set forth in "THE OFFER -- Section 12. Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.

                  (c) Not applicable.

                  (d) Not applicable.

ITEM 7.           Purposes(s), Alternatives, Reasons and Effects.

                  (a)-(d) The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Background of the Transactions," "SPECIAL FACTORS -- Fairness of the Offer and the Merger," "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions; Securities Ownership; Related

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Transactions," "SPECIAL FACTORS -- Certain Federal Income Tax Consequences,"
"THE OFFER -- Section 6. Effect of the Offer on the Market for the Shares; Listing on the NYSE; Registration Under the Exchange Act; Margin Regulations," "THE OFFER -- Section 7. Certain Information Concerning Guaranty," "THE OFFER --
Section 8. Certain Information Concerning Orion" and "THE OFFER -- Section 11. Certain Legal Matters" of the Offer to Purchase is incorporated herein by reference.

ITEM 8.           Fairness of the Transaction.

                  (a)-(e) The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Background of the Transactions," and "SPECIAL FACTORS -- Fairness of the Offer and the Merger" and "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger" of the Offer to Purchase is incorporated herein by reference.

                  (f)  Not applicable.

ITEM 9.           Reports, Opinions, Appraisals and Certain Negotiations.

                  (a) With respect to Orion, the information set forth in "SPECIAL FACTORS -- Fairness of the Offer and the Merger" of the Offer to Purchase is incorporated herein by reference. The information with respect to opinions received by Guaranty set forth in "INTRODUCTION" of the Offer to Purchase is incorporated herein by reference.

                  (b), (c)  Not applicable.

ITEM 10.          Interest in Securities of the Issuer.

                  (a)-(b) The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Background of the Transactions," "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions; Securities Ownership; Related Transactions," "THE OFFER -- Section 5. Price Range of Shares; Dividends," "THE OFFER -- Section 8. Certain Information Concerning Orion" and Annex II of the Offer to Purchase is incorporated herein by reference.

ITEM 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

                  The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Background of the Transactions," "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions; Securities Ownership; Related Transactions," "THE OFFER -- Section 8. Certain Information Concerning Orion" and "THE OFFER --
Section 11. Certain Legal Matters" of the Offer to Purchase is incorporated herein by reference.

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ITEM 12.          Present Intention and Recommendation of Certain Persons With
                  Regard to the Transaction.

                  (a) The information set forth in "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger" of the Offer to Purchase is incorporated herein by reference.

                  (b) The information set forth in "INTRODUCTION" of the Offer to Purchase is incorporated herein by reference.

ITEM 13.          Other Provisions of the Transaction.

                  (a) The information set forth in "SPECIAL FACTORS --
No Dissenters' Rights in the Offer" and "THE OFFER -- Section 11. Certain Legal Matters" of the Offer to Purchase is incorporated herein by reference.

                  (b) Not Applicable.

                  (c) Not Applicable.

ITEM 14.          Financial Information.

                  (a) The information set forth in "THE OFFER -- Section 7. Certain Information Concerning Guaranty" and the information set forth on pages 34 through 58 of Guaranty National Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, filed as Exhibit (g)(1) hereto, and pages 3 through 9 of Guaranty National Corporation's quarterly report on Form 10-Q for the quarter ended September 30, 1997, filed as Exhibit (g)(2) hereto is incorporated herein by reference.

                  (b)      Not applicable.

ITEM 15.          Persons and Assets Employed, Retained or Utilized.

                  (a) The information set forth in "INTRODUCTION," "SPECIAL FACTORS -- Reasons for the Offer and the Merger; Purpose and Structure of the Transactions; Plans After the Offer; Effects of the Offer and the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Transactions; Securities Ownership; Related Transactions," "SPECIAL FACTORS -- Source and Amount of Funds -- Financing of the Offer" and "THE OFFER --Section 12. Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.

                  (b) The information set forth in "INTRODUCTION," and "THE OFFER -- Section 12. Fees and Expenses" of the Offer to Purchase is incorporated herein by reference.

ITEM 16.          Additional Information.

                  Whether or not specifically referenced in response to the Items of this Statement, the information contained in the Offer to Purchase and the Letter of Transmittal, which are

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attached hereto as Exhibits (d)(1) and (d)(2), respectively, as well as all terms and conditions of the Offer, as incorporated herein by reference.

Item 17.          Material to be Filed as Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)(1) Agreement and Plan of Merger, dated as of October 31, 1997 between Guaranty National Corporation and Orion Capital Corporation.

                  (c)(2) Shareholder Agreement, dated November 7, 1991, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company, The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

                  (c)(3) Amendment to Shareholder Agreement, dated February 2, 1994, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company, The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

                  (c)(4) Amendment to Shareholder Agreement, dated March 2, 1995, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

                  (c)(5) Note Issuance Agreement, as Amended and Restated as of June 14, 1995, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company, EBI Indemnity Company, The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford, Security Reinsurance and SecurityRe, Inc.

                  (c)(6) Amendment to Shareholder Agreement dated June 18, 1996 by and among Guaranty National Corporation and Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, EBI Indemnity Company Employee Benefits Insurance Company, The Fire and Casualty Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

                  (d)(1)   Offer to Purchase dated November 5, 1997.

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                  (d)(2)   Letter of Transmittal.

                  (d)(3)   Notice of Guaranteed Delivery.

                  (d)(4) Letter to Securities Dealers, Commercial Banks and Trust Companies.

                  (d)(5) Letter from Brokers, Dealers, Commercial Banks, Trust Companies, and Nominees to their clients.

                  (d)(6)   Press Release dated October 31, 1997.

                  (d)(7)   Press Release dated November 5, 1997.

                  (d)(8)   Summary Advertisement dated November 5, 1997.

                  (d)(9) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

                  (e)      Description of Dissenters' Rights.

                  (f)      Not Applicable.

                  (g)(1) Pages 34 through 58 of the Guaranty National Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

                  (g)(2) Pages 3 through 10 of the Guaranty National Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

                  (g)(3) Tender Offer Statement on Schedule 14D-1 of Orion Capital Corporation, dated November 5, 1997.



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                                    SIGNATURE

                  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  November 5, 1997

                         ORION CAPITAL CORPORATION

                         By:               /s/ Michael P. Maloney
                                  ---------------------------------------
                         Name:    Michael P. Maloney
                         Title:   Senior Vice President, General Counsel
                                    and Secretary





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                                  EXHIBIT INDEX

  Exhibit                         Description
  -------                         -----------

  (c)(1) Agreement and Plan of Merger, dated as of October 31, 1997 between Guaranty National Corporation and Orion Capital Corporation.

  (c)(2) Shareholder Agreement, dated November 7, 1991, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company, The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

  (c)(3) Amendment to Shareholder Agreement, dated February 2, 1994, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company, The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

  (c)(4) Amendment to Shareholder Agreement, dated March 2, 1995, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company, The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

  (c)(5) Note Issuance Agreement, as Amended and Restated as of June 14, 1995, by and among Guaranty National Corporation, Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, Employee Benefits Insurance Company, EBI Indemnity Company, The Fire and Casualty Insurance Company of Connecticut, Security Insurance Company of Hartford, Security Reinsurance and SecurityRe, Inc.

  (c)(6) Amendment to Shareholder Agreement dated June 18, 1996 by and among Guaranty National Corporation and Orion Capital Corporation, The Connecticut Indemnity Company, Connecticut Specialty Insurance Company, Design Professionals Insurance Company, EBI Indemnity Company Employee Benefits Insurance Company, The Fire and Casualty Company of Connecticut, Security Insurance Company of Hartford and Security Reinsurance Company.

  (d)(1)          Offer to Purchase dated November 5, 1997.

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  (d)(2)          Letter of Transmittal.

  (d)(3)          Notice of Guaranteed Delivery.

  (d)(4)          Letter to Securities Dealers, Commercial Banks and Trust
                  Companies.

  (d)(5) Letter from Brokers, Dealers, Commercial Banks, Trust Companies, and Nominees to their clients.

  (d)(6)          Press Release dated October 31, 1997.

  (d)(7)          Press Release dated November 5, 1997

  (d)(8)          Summary Advertisement dated November 5, 1997.

  (d)(9) Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    (e)           Description of Dissenters' Rights.

    (f)           Not Applicable.

  (g)(1) Pages 34 through 58 of the Guaranty National Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

  (g)(2) Pages 3 through 10 of the Guaranty National Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

  (g)(3) Tender Offer Statement on Schedule 14D-1 of Orion Capital Corporation dated November 5, 1997.





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